J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Equity Index Fund

(All Share Classes)

(a series of JPMorgan Trust II)

Supplement dated September 15, 2014

to the Summary Prospectus dated November 1, 2013

Upcoming Portfolio Manager Changes. Dr. Bala Iyer will be retiring from J.P. Morgan Investment Management Inc. (“JPMIM”) on October 31, 2014. Dr. Iyer will continue to serve on the portfolio management team for JPMorgan Equity Index Fund (the “Fund”) until his retirement. Nicholas D’Eramo will join the portfolio management team for the Fund effective November 1, 2014. Mr. D’Eramo is a member of the Columbus Investment Team. An employee of JPMIM or one of its predecessors since 1999, he has also been responsible for trading strategies and trade implementation, as well as performance and process analytics, for the Columbus Investment Team.

Effective November 1, 2014, the portfolio manager information for the Fund in the section titled “Management” in the Fund’s “Risk/Return Summary” will be deleted in its entirety and replaced with the following:

MANAGEMENT

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Michael Loeffler	2004	Executive Director
Nicholas W. D’Eramo	2014	Vice President

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE SUMMARY PROSPECTUS FOR FUTURE REFERENCE

SUP-SPRO-EIND-PM-914